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                                                                    EXHIBIT 10.5
   SUBSIDIARY GUARANTY, DATED AS OF FEBRUARY 20, 2002, MADE BY EACH SUBSIDIARY
 OF AMERICAN ACHIEVEMENT CORPORATION FROM TIME TO TIME PARTY HERETO IN FAVOR OF
    THE BANK OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT FOR EACH OF THE SECURED
                          PARTIES (AS DEFINED THEREIN)

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                               SUBSIDIARY GUARANTY

          This SUBSIDIARY GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this "GUARANTY"), dated as of February 20, 2002, is made by each Subsidiary of American Achievement Corporation (formerly known as Commemorative Brands Holding Corp.), a Delaware corporation (the "BORROWER"), from time to time party hereto (each individually, a "GUARANTOR" and, collectively, the "GUARANTORS"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties.

                              W I T N E S S E T H:

          WHEREAS, pursuant to a Credit Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrower, the Lenders, General Electric Capital Corporation, as the Syndication Agent for the Lenders, Bankers Trust Company, as the Documentation Agent for the Lenders and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower; and

          WHEREAS, as a condition precedent to the making of the Credit Extensions under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce (i) the Lenders and the Issuer to make Credit Extensions to the Borrower pursuant to the Credit Agreement and (ii) the Secured Parties to enter into Rate Protection Agreements, each Guarantor jointly and severally agrees, for the benefit of each Secured Party, as follows:

                                   DEFINITIONS

     Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

        "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

        "BORROWER" is defined in the PREAMBLE.

        "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

        "GUARANTOR" and "GUARANTORS" are defined in the PREAMBLE.

        "GUARANTY" is defined in the PREAMBLE.

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     CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                               GUARANTY PROVISIONS

     GUARANTY. Each Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, Reimbursement Obligations, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Sections 502(b) and Sections 506(b)); and

indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty;

PROVIDED, however, that each Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Obligor or any other Person before or as a condition to the obligations of such Guarantor hereunder.

     REINSTATEMENT, ETC. Each Guarantor hereby jointly and severally agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, including upon the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement or otherwise, all as though such payment had not been made.

     GUARANTY ABSOLUTE, ETC. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred. Each Guarantor jointly and severally guarantees that the Obligations will be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any

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jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of each Guarantor under this Guaranty shall be joint and several, absolute, unconditional and irrevocable irrespective of:

any lack of validity, legality or enforceability of any Loan Document;

the failure of any Secured Party

to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other guarantor (and including any other Guarantor)) under the provisions of any Loan Document or otherwise, or to exercise any right or remedy against any other guarantor (including any Guarantor) of, or collateral securing, any Obligations;

any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation;

any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense of setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including a Guarantor hereunder) of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

     SETOFF. Each Guarantor hereby irrevocably authorizes the Administrative Agent and each Lender, without the requirement that any notice be given to such Guarantor (such notice being expressly waived by each Guarantor), upon the occurrence and during the continuance of any Default described in Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, to setoff and appropriate and apply to the payment of the Obligations (whether or not then due, and whether or not any Secured Party has made any demand for payment of the Obligations), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of such Guarantor then or thereafter maintained with such Secured Party; PROVIDED, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Secured Party agrees to notify the

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applicable Guarantor and the Administrative Agent after any such setoff and application made by such Secured Party; PROVIDED further, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

     WAIVER, ETC. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations, as the case may be.

     POSTPONEMENT OF SUBROGATION, ETC. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to any Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with SECTION 2.7; PROVIDED, however, that if any Guarantor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at such Guarantor's request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, each Guarantor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guaranty to any Secured Party.

     PAYMENTS; APPLICATION. Each Guarantor hereby agrees with each Secured Party as follows:

Each Guarantor agrees that all payments made by such Guarantor hereunder will be made in Dollars to the Administrative Agent, without setoff, counterclaim or other defense and in accordance with Sections 4.6 and 4.7 of the Credit Agreement, free and clear of and without deduction for any Taxes, each Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 4.6 and 4.7 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein; PROVIDED, that references to the "Borrower" in such Sections shall be deemed to be references to each Guarantor, and references to "this Agreement" in such Sections shall be deemed to be references to this Guaranty.

All payments made hereunder shall be applied upon receipt

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FIRST, to the payment of any amounts payable to the Administrative Agent, in its capacity as Administrative Agent, pursuant to Section 10.3 of the Credit Agreement;

SECOND, to the equal and ratable payment of the Obligations, applied, as to each Secured Party: (A) first to fees then due to such Secured Party, (B) then to interest due to such Secured Party, (C) then to the Cash Collateralization of all Letter of Credit Outstandings, (D) then to principal of the Loans owing to, or to reduce the "credit exposure" of, such Secured Party with respect to such Loan or under such Rate Protection Agreement, as the case may be, and (E) then to the remaining outstanding Obligations, including without duplication of any amounts paid pursuant to this clause, to the amount owing pursuant to Section
10.4 of the Credit Agreement and Sections 26 and 33 of the Gold Consignment Agreement; and

THIRD, to the Guarantors or to whomsoever may be lawfully entitled to receive such surplus.

For purposes of this Guaranty, the "credit exposure" at any time of any Secured Party with respect to a Rate Protection Agreement to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement.

     DESIGNATED SENIOR INDEBTEDNESS. CBI hereby specifically designates and affirms that its Obligations under this Guaranty are "Designated Senior Indebtedness" for the purposes of, and as defined in, the CBI Indenture.

                         REPRESENTATIONS AND WARRANTIES

          In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce Secured Parties to enter into Rate Protection Agreements, each Guarantor represents and warrants to each Secured Party as set forth below.

     CREDIT AGREEMENT REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to any Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

     FINANCIAL CONDITION, ETC. Each Guarantor has knowledge of each other Obligor's financial condition and affairs and that it has adequate means to obtain from each such Obligor on an ongoing basis information relating thereto and to such Obligor's ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change

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in, the financial condition or affairs of any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.

     BEST INTERESTS. It is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will, as a result of being a Subsidiary of the Borrower, derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders, the Swing Line Lender and the Issuer pursuant to the Credit Agreement and the execution and delivery of Rate Protection Agreements between the Borrower, other Obligors and certain Secured Parties, and each Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrower.

                                 COVENANTS, ETC.

          Each Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Article VII and Section 8.1.9 of the Credit Agreement) which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article. An acceleration under the Credit Agreement shall constitute an acceleration hereunder (there being no obligation on the part of the Administrative Agent to give notice of such acceleration to any Guarantor).

                            MISCELLANEOUS PROVISIONS

     LOAN DOCUMENT. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

     BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Guaranty shall remain in full force and effect until the Termination Date has occurred, shall be jointly and severally binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; PROVIDED, however, that no Guarantor may (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

     AMENDMENTS, ETC. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor from its obligations under this Guaranty, shall in any

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event be effective unless the same shall be in writing and signed by the
Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     NOTICES. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party (in the case of any Guarantor, in care of the Borrower) set forth on Schedule II to the Credit Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

     ADDITIONAL GUARANTORS. Upon the execution and delivery by any other Person of a supplement in the form of ANNEX I hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if it were originally a party to this Guaranty and named as a "Guarantor" hereunder. The execution and delivery of such supplement shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

     RELEASE OF GUARANTOR. Upon the occurrence of the Termination Date, this Guaranty and all obligations of each Guarantor hereunder shall terminate, without delivery of any instrument or performance of any act by any party. In addition, at the request of the Borrower, and at the sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that the Capital Securities of such Guarantor are Disposed of in a transaction permitted by the Credit Agreement; PROVIDED, that the Borrower shall have delivered to the Administrative Agent, at least three Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and a certification by the Borrower stating that such transaction is in compliance with the Loan Documents.

     NO WAIVER; REMEDIES. In addition to, and not in limitation of, SECTIONS 2.3 and 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION CAPTIONS. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

     SEVERABILITY. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

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     GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS GUARANTY WILL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Guaranty and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

     FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUER OR ANY GUARANTOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, UNITED STATES, AS ITS AGENT TO RECEIVE, ON SUCH GUARANTOR'S BEHALF AND ON BEHALF OF SUCH GUARANTOR'S PROPERTY, SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH GUARANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND SUCH GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED FOR THE BORROWER IN SECTION 10.2 OF THE CREDIT AGREEMENT. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

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     WAIVER OF JURY TRIAL. THE ADMINISTRATIVE AGENT (ON BEHALF OF ITSELF AND
EACH OTHER SECURED PARTY) AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, THE ISSUER OR SUCH GUARANTOR IN CONNECTION THEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND THE ISSUER ENTERING INTO THE LOAN DOCUMENTS.

     COUNTERPARTS. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                 COMMEMORATIVE BRANDS, INC.

                                 By: /s/ David G. Fiore
                                    --------------------------------------------
                                    Name:  David G. Fiore
                                    Title: President and Chief Financial Officer

                                 TP HOLDING CORP.

                                 By: /s/ David G. Fiore
                                    --------------------------------------------
                                    Name:  David G. Fiore
                                    Title: President and Chief Financial Officer

                                 TAYLOR PUBLISHING COMPANY

                                 By: /s/ David G. Fiore
                                    --------------------------------------------
                                 Name:  David G. Fiore
                                    Title: President and Chief Financial Officer

                                 TAYLOR PRODUCTION SERVICES
                                 COMPANY, L.P.

                                 By: TAYLOR PUBLISHING COMPANY,
                                 its general partner

                                 By: /s/ David G. Fiore
                                    --------------------------------------------
                                    Name:  David G. Fiore
                                    Title: President and Chief Financial Officer

                                 EDUCATIONAL COMMUNICATIONS, INC.

                                    By: /s/ Sherice P. Bench
                                       -----------------------------------------
                                    Name:  Sherice P. Bench
                                    Title: Chief Financial Officer

                                      F-11
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                                 TAYLOR SENIOR HOLDING CORP.

                                 By: /s/ David G. Fiore
                                    --------------------------------------------
                                    Name:  David G. Fiore
                                    Title: President and Chief Financial Officer

                                 CBI NORTH AMERICA, INC.

                                 By: /s/ David G. Fiore
                                    --------------------------------------------
                                    Name:  David G. Fiore
                                    Title: President and Chief Financial Officer

      ACCEPTED AND AGREED FOR ITSELF
      AND ON BEHALF OF THE SECURED PARTIES:

      THE BANK OF NOVA SCOTIA,
      as Administrative Agent

      By: /s/ Jerome Noto
          ---------------------------------
          Name:   Jerome Noto
          Title:  Director

                                      F-12
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                                                                      ANNEX I to
                                                         the Subsidiary Guaranty

          THIS SUPPLEMENT, dated as of ____________ ___, _____ (this "SUPPLEMENT"), is to the Subsidiary Guaranty, dated as of February __, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "GUARANTY"), among the Guarantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Guaranty) from time to time party thereto, in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties.

                              W I T N E S S E T H :

          WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, each of the undersigned is becoming a Guarantor under the Guaranty; and

          WHEREAS, each of the undersigned desires to become a "Guarantor" under the Guaranty in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), each of the undersigned agrees, for the benefit of each Secured Party, as follows.

          SECTION 1. PARTY TO GUARANTY, ETC. In accordance with the terms of the Guaranty, by its signature below, each of the undersigned hereby irrevocably agrees to become a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby
(a) agrees to be bound by and comply with all of the terms and provisions of the Guaranty applicable to it as a Guarantor and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a "Guarantor" and/or "Guarantors" in the Guaranty shall be deemed to include each of the undersigned.

          SECTION 2. REPRESENTATIONS. Each of the undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Guaranty constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

          SECTION 3. FULL FORCE OF GUARANTY. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

          SECTION 4. SEVERABILITY. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Guaranty.

          SECTION 5. INDEMNITY; FEES AND EXPENSES, ETC. Without limiting the provisions of any other Loan Document, each of the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses incurred in connection with this Supplement, including reasonable attorney's fees and expenses of the Administrative Agent's counsel.

          SECTION 6. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SUPPLEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

          SECTION 7. COUNTERPARTS. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                 [NAME OF ADDITIONAL SUBSIDIARY]

                                 By
                                    --------------------------------------------
                                    Title:

                                 [NAME OF ADDITIONAL SUBSIDIARY]

                                 By
                                    --------------------------------------------
                                    Title:

                                 [NAME OF ADDITIONAL SUBSIDIARY]

                                 By
                                    --------------------------------------------
                                    Title:

      ACCEPTED AND AGREED FOR ITSELF
      AND ON BEHALF OF THE SECURED PARTIES:

      THE BANK OF NOVA SCOTIA,
       as Administrative Agent

      By
        -----------------------------------
         Title: